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                                 Exhibit 10.4

     Mr. Bransfield's Employment Agreement is the same as the Employment Agreement in Exhibit 10.2, which is incorporated herein by reference except as to: (i) the name of the signatory, which is John R. Bransfield, Jr.; (ii) the position in Section 1, which is Senior Executive Vice President and Chief Operating Officer; (iii) the signatory for the Company, which is Joseph L. Mancino; (iv) the guarantor for the Company, which is Joseph L. Mancino; and (v) the amount of the base salary in Section 3(a), which is $280,000.